                                WEST ESSEX BANK
               MANAGEMENT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                       TABLE OF CONTENTS
                       -----------------

ARTICLE I.................................................  1
   Purpose of the Plan....................................  1

ARTICLE II................................................  2
   Definitions............................................  2
           2.1  Bank......................................  2
                ----
           2.2  Board of Directors........................  2
                ------------------
           2.3  Change in Control.........................  2
                -----------------
           2.4  Code......................................  2
                ----
           2.5  Committee.................................  3
                ---------
           2.6  Company...................................  3
                -------
           2.7  Company Stock.............................  3
                -------------
           2.8  Eligible Employee.........................  3
                -----------------
           2.9  Employee..................................  3
                --------
          2.10  ERISA.....................................  3
                -----
          2.11  ESOP......................................  3
                ----
          2.12  Nonqualified Plan.........................  3
                -----------------
          2.13  Participant...............................  3
                -----------
          2.14  SERP Benefit..............................  3
                ------------
          2.15  SERP......................................  3
                ----
          2.16  Termination for Cause.....................  3
                ---------------------
          2.17  Termination of Service....................  3
                ----------------------

ARTICLE III...............................................  4
   Participation..........................................  4
           3.1  Eligibility for Participation.............  4
                -----------------------------
           3.2  Commencement of Participation.............  4
                -----------------------------
           3.3  Vesting...................................  4
                -------
           3.4  Termination of Participation..............  5
                ----------------------------

ARTICLE IV................................................  5
   Benefits to Participants...............................  5
           4.1  SERP Benefits.............................  5
                -------------
           4.2  Form of Benefits..........................  6
                ----------------

ARTICLE V.................................................  6
   Administration.........................................  6
           5.1  The Committee.............................  6
                -------------
           5.2  Duties of the Committee...................  6
                -----------------------
           5.3  Liability of the Committee................  7
                --------------------------
           5.4  Expenses..................................  7
                --------



ARTICLE VI................................................  8
   Amendment and Termination..............................  8
           6.1  Amendment and Termination.................  8
                -------------------------

ARTICLE VII...............................................  8
   Miscellaneous Provisions...............................  8
           7.1  No Right to Continual Employment..........  8
                --------------------------------
           7.2  Non-Alienation of Benefits................  8
                --------------------------
           7.3  Payment if Participant is Incompetent.....  9
                -------------------------------------
           7.4  Termination for Cause.....................  9
                ---------------------
           7.5  The Bank Sole Source of Benefits..........  9
                --------------------------------
           7.6  Lost Participants.........................  9
                -----------------
           7.7  Withholding...............................  9
                -----------
           7.8  Governing Law............................. 10
                -------------
           7.9  Operation as Unfunded Nonqualified Plan... 10
                ---------------------------------------
           7.10 Required Regulatory Provisions............ 11
                ------------------------------

                                     (iii)

                                WEST ESSEX BANK
               MANAGEMENT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           Effective January 1, 1998

     WHEREAS, West Essex Bank (the "Bank") adopted the West Essex Bank Employee Stock Ownership Plan (the "ESOP"), a tax-qualified employee stock ownership plan effective January 1, 1998; and

     WHEREAS, the ESOP is leveraged with a 10-year exempt loan used to acquire shares of Company Stock; and

     WHEREAS, the final payment with respect to the ESOP loan is scheduled to be made by the ESOP trustee on December 31, 2008; and

     WHEREAS, the Bank expects that certain key management employees will retire from the employ of the Bank prior to final payment of the ESOP loan and the final allocation of Company Stock acquired with the proceeds of the ESOP loan; and

     WHEREAS, the Board of Directors of the Bank (the "Board of Directors") desires to implement a plan to provide certain key management employees with benefits to replace the benefits to which they would have otherwise been entitled under the ESOP had they remained in the employ of the Bank until the complete repayment of the ESOP loan and the final allocation of Company Stock acquired with the proceeds of the ESOP loan;

     NOW, THEREFORE, by resolution of the Board of Directors of the Bank, the West Essex Bank Management Supplemental Executive Retirement Plan (the "SERP") has been established.


                                  ARTICLE I
                                  ---------
                              Purpose of the Plan

     The purpose of the SERP is to provide certain key management employees of the Bank who retire prior to complete repayment of the ESOP loan and the final allocation of Company Stock acquired with the proceeds of the ESOP loan with benefits to make up lost benefits to which they would otherwise have been entitled under the terms of the ESOP had they continued their employment with the Bank until complete repayment of the ESOP loan.

                                   ARTICLE II
                                   ----------
                                  Definitions

     The following definitions shall apply for the purposes of this SERP unless a different meaning is clearly indicated by the context.

      2.1  Bank means West Essex Bank, having its principal office at 417
           ----
Bloomfield Avenue, Caldwell, New Jersey 07006 and its successors or assigns. The term "Bank" shall include any other employee affiliated with the Bank which adopts the SERP with the consent of the Bank, in which case the provisions of the SERP shall be interpreted accordingly with respect to such Employer.

      2.2  Board of Directors means the Board of Directors of the Bank, as duly
           ------------------
constituted from time to time.

      2.3  Change in Control shall mean an event of a nature that: (i) would be
           -----------------
required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act or the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) as in effect on the date hereof (provided that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity.

      2.4  Code means the Internal Revenue Code of 1986, as amended from time to
           ----
time (including the corresponding provisions of any succeeding law).

      2.5  Committee means the administrative committee appointed by the Board
           ---------
to administer the SERP pursuant to the terms of Article V hereof.

      2.6  Company means West Essex Bancorp, Inc., the holding company of the
           -------
Bank.

      2.7  Company Stock means the common stock of the Company.
           -------------

      2.8  Eligible Employee means an Employee who is eligible for participation
           -----------------
in the SERP pursuant to the provisions of Article III hereof.

      2.9  Employee means any person, including an officer, who is employed by
           --------
the Bank.

      2.10 ERISA means the Employee Retirement Income Security Act of 1974,
           -----
as amended from time to time (including the corresponding provisions of any succeeding law).

      2.11 ESOP means the West Essex Bank Employee Stock Ownership Plan.
           ----

      2.12 Nonqualified Plan means a plan of deferred compensation which does
           -----------------
not meet the requirements of Section 401(a) of the Code.

      2.13 Participant means any person who participates in the SERP in
           -----------
accordance with its terms.

      2.14 SERP Benefit means the benefit payable to a Participant pursuant
           ------------
to the terms of the SERP.

      2.15 SERP means the West Essex Bank Management Supplemental Executive
           ----
Retirement Plan, as set forth herein, and as amended from time to time.

      2.16 Termination for Cause means termination of employment because of
           ---------------------
the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or violation of any final cease-and-desist order, or material breach of a provision of the plan. The basis for any Employee's Termination for Cause shall be determined by the Board of Directors in its sole discretion.

      2.17 Termination of Service means an Employee's separation from the
           ----------------------
service of the Bank, whether by resignation, discharge, death, disability, retirement or otherwise.

                                  ARTICLE III
                                  -----------
                                 Participation

      3.1  Eligibility for Participation.
           -----------------------------

     Only Eligible Employees may be or become Participants. An Employee shall become an Eligible Employee for SERP Benefits if:

          (a)  He is a participant in the ESOP, and

          (b) The Board of Directors, in its sole discretion, designates him as an Eligible Employee.

      3.2  Commencement of Participation.
           -----------------------------

     An Eligible Employee shall become a Participant in the SERP on the date determined by the Board of Directors.

      3.3  Vesting.
           -------

     A Participant shall vest in his SERP Benefit according to the following schedule:


 Years of Service with the Bank   Vested Percentage
 ------------------------------   -----------------
            1/st/                         20%
            2/nd/                         40%
            3/rd/                         60%
            4/th/                         80%
            5/th/                        100%

Notwithstanding the preceding, a Participant shall receive his vested SERP Benefit upon the occurrence of a Change in Control of the Bank or the Company.

      3.4  Termination of Participation.
           ----------------------------

     A Participant's participation in the SERP shall cease on the earlier of

           (a) the date of the Participant's Termination of Service, or

           (b) the date on which the Participant ceases to be an Eligible Employee.


                                   ARTICLE IV
                                   ----------
                            Benefits to Participants

      4.1  SERP Benefits.
           -------------

      (a)  An individual who satisfies the eligibility requirements of Section
3.1 of the SERP and becomes a Participant pursuant to Section 3.2 of the SERP shall be entitled to an unfunded, unsecured promise from the Bank to receive a SERP Benefit upon Termination of Service as a result of his attainment of "Normal Retirement Age" (as defined in the ESOP) under the terms of ESOP.

      (b)  The SERP Benefit shall be determined by:

           (i) projecting the total number of shares of Company Stock that would have been allocated to the Participant's account under the ESOP had the Participant continued in the employ of the Bank, measured from the date the Participant was first eligible to participate in the ESOP until the ESOP loan would have been repaid in full and the final allocation of shares of Company Stock acquired with the ESOP loan would have been made; and then

           (ii) reducing the number of shares projected in (i), above, by the actual number of shares of Company Stock allocated to the Participant's account under the terms of the ESOP as of the last day of the final Plan Year in which the Participant was an "Active Participant" (as defined in the ESOP) in the ESOP; and then

           (iii) multiplying the number of shares of Company Stock determined after application of (ii), above, by the average fair market value of the Company Stock for the five-year period immediately preceding the Participant's Termination of Service (or the number of years the Participant has participated in the SERP if such number is fewer than five).

The projection of shares required by (i), above, shall be performed by a public accountant based on assumptions which the Board of Directors has approved as reasonable at the time the calculation for the SERP Benefit is performed.

     4.2  Form of Benefits.
          ----------------

     (a) SERP Benefits shall be payable in a lump sum payment as soon as practicable after the Participant's Termination of Service. However, the Committee reserves the right to make payments in a series of periodic payments.

     (b) SERP Benefits, at the discretion of the Committee, shall be paid in cash, Company Stock or some combination thereof.

                                   ARTICLE V
                                   ---------
                                 Administration

     5.1  The Committee.
          -------------

     Except for the functions reserved to the Bank or the Board of Directors, the administration of the SERP shall be the responsibility of the Committee.
The Committee shall consist of three (3) or more persons designated by the Board of Directors. Members of the Committee shall serve for such terms as the Board of Directors shall determine and until their successors are designated and qualified. Any member of the Committee may resign upon at least sixty (60) days written notice to the Board, or may be removed from office by the Board of Directors for failure or inability to carry out his responsibilities in an effective manner.

     5.2  Duties of the Committee.
          -----------------------

     The Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to carry out the purpose of the SERP.
The determination of the Committee as to any question involving the general administration and interpretation of the SERP shall be final, conclusive and binding. Any discretionary actions to be taken under the SERP by the Committee shall be uniform in their nature and applicable to all persons similarly situated. Without limiting the generality of the foregoing, the Committee shall have the following powers and duties:

          (a) the duty to furnish to all Participants, upon request, copies of the SERP and to require any person to furnish such information as it may request for the purpose of the proper administration of the SERP as a condition to receiving any benefits under the SERP;

          (b) the duty to make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the SERP;

          (c) the duty to interpret the SERP, and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive;

          (d) the duty to decide on questions concerning the SERP in accordance with the provisions of the SERP;

          (e) the duty to determine the amount of benefits which shall be payable to any person in accordance with the provisions of the SERP and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part;

          (f)  the power to designate a person who may or may not be a member of
the Committee as SERP "Administrator."   If the Committee does not so designate
an Administrator, the Bank shall be the SERP Administrator;

          (g) the power to allocate any such powers and duties to or among individual members of the Committee; and

          (h) the power to designate persons other than Committee members to carry out any duty or power which would otherwise be a responsibility of the Committee or Administrator, under the terms of the SERP.

     5.3  Liability of the Committee.
          --------------------------

     To the extent permitted by law, the Committee and any person to whom it may delegate any duty or power in connection with administering the SERP, the Bank, any Employer, and the officers and directors thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, any actuary, counsel, accountant, other specialist, or other person selected by the Committee, or in reliance upon any tables, valuations, certificates, opinions or reports which shall be furnished by any of them. Further, to the extent permitted by law, no member of the Committee, nor the Bank, any Employer, nor the officers or directors thereof, shall be liable for any neglect, omission or wrongdoing of any other members of the Committee, agent, officer or employee of the Bank or any Employer. Any person claiming benefits under the SERP shall look solely to the Bank for redress.

     5.4  Expenses.
          --------

     All expenses incurred prior to the termination of the SERP that shall arise in connection with the administration of the SERP (including, but not limited to administrative expenses, proper charges and disbursements, compensation and other expenses and charges of any actuary, counsel, accountant, specialist, or other person who shall be retained or employed by the Committee in connection with the administration of the SERP), shall be paid by the Bank.

                                   ARTICLE VI
                                   ----------
                           Amendment and Termination

     6.1  Amendment and Termination.
          -------------------------

     The Board of Directors shall have the power to suspend or terminate the SERP in whole or in part at any time, and from time to time to extend, modify, amend or revise the SERP in such respects as the Board of Directors, by resolution, may deem advisable; provided, however, that no such extension, modification, amendment, revision, or termination shall deprive a Participant or any beneficiary of any benefit payable under the SERP at the time of such extension, modification, amendment, revision, or termination.


                                  ARTICLE VII
                                  -----------
                            Miscellaneous Provisions

     7.1  No Right to Continual Employment.
          --------------------------------

     The SERP shall not be deemed to constitute a contract of employment between the Bank and any Employee or other person, whether or not in the employ of the Bank, nor shall anything herein contained be deemed to give any Employee or other person, whether or not in the employ of the Bank, any right to be retained in the employ of the Bank, or to interfere with the right of the Bank to discharge any Employee at any time and to treat such Employee without any regard to the effect which such treatment might have upon such Employee as a Participant of the SERP.

     7.2  Non-Alienation of Benefits.
          --------------------------

     Except as may otherwise be required by law, no distribution or payment under the SERP to any Participant or beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant or beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its sole discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment, or any part thereof, to or for the benefit of such Participant or beneficiary, in such manner as the Committee shall direct.

     7.3  Payment if Participant is Incompetent.
          -------------------------------------

     If the Bank determines that any person entitled to payments under the SERP is incompetent by reason of physical or mental disability, it may cause all payments thereafter becoming due to such person to be made to any other person for the benefit of the incompetent person, without responsibility to follow application of amounts so paid. Payments made pursuant to this provision shall completely discharge the SERP, the Bank and the Committee.

     7.4  Termination for Cause.
          ---------------------

     If any Participant entitled to payments under the SERP separates from service as a result of Termination for Cause, the Bank shall cause all payments thereafter becoming due to such Participant to be forfeited under the SERP.

     7.5  The Bank Sole Source of Benefits.
          --------------------------------

     The Bank shall be the sole source of benefits under the SERP, and each Employee, Participant, beneficiary, or any other person who shall claim the right to any payment or benefit under the SERP shall be entitled to look solely to the Bank for payment of benefits.

     7.6  Lost Participants.
          -----------------

     If the Bank is unable to make payment to any Participant, beneficiary, or any other person to whom a payment is due under the SERP, because it cannot ascertain the identity or whereabouts of such Participant, beneficiary, or other person after reasonable efforts have been made to identify or locate such person (including a notice of the payment so due mailed to the last known address of such Participant, beneficiary, or other person shown on the records of the
Bank), such payment and all subsequent payments otherwise due to such Participant, beneficiary or other person shall be forfeited six (6) months after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated, retroactively, no later than sixty
(60) days after the date on which the Participant, beneficiary, or other person is identified or located.

     7.7  Withholding.
          -----------

     If upon the payment of any benefits under the SERP, the Bank shall be required to withhold any amounts with respect to such payment by reason of any federal, state or local tax laws, rules or regulations, then the Bank shall be entitled to deduct and withhold such amounts from any such payments. In any event, such person shall make available to the Bank, promptly when requested by the Bank, sufficient funds or other property to meet the requirements of such withholding. Furthermore, the Bank shall be entitled to take and authorize such steps as it may deem advisable in order to have the amounts required to be withheld made available to the Bank out of any funds or property due to become due to such person, whether under the SERP or otherwise.

     7.8  Governing Law.
          -------------

     The provisions of the SERP shall be construed, administered and governed under applicable federal laws and the laws of the State of New Jersey.

     7.9  Operation as Unfunded Nonqualified Plan.
          ---------------------------------------

     The SERP is intended to be an unfunded, Nonqualified Plan maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" as that phrase is used for purposes of Sections 201, 301 and 401 of ERISA. The SERP is not intended to comply with the requirements of section 401(a) of the Code. The SERP shall be administered and construed so as to effectuate this intent.

     7.10 Required Regulatory Provisions.
          ------------------------------

     (a) The Bank's board of directors may terminate the officer or employee's employment at any time, but any termination by the Bank's board of directors other than Termination for Cause, shall not prejudice the officer or employee's right to compensation or other benefits under the Plan. The officer or employee shall have no right to receive compensation or other benefits for any period after Termination for Cause. Termination for Cause shall include termination because of the officer or employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Plan.

     (b) If the officer or employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(1)) the Bank's obligations under the Plan shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the officer or employee all or part of the compensation withheld while its Plan obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     (c) If the officer or employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Bank under the Plan shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Bank is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under the Plan shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties: Provided, that this paragraph need not be included in the Plan if prior written approval is secured from the Director or her designee.

     (e) All obligations under the Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Bank:

     (i) by the Director or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the Federal Deposit Insurance Act; or

     (ii) by the Director or her designee, at the time the Director or her designee approves a supervisory merger to resolve problems related to operation of the association or when the association is determined by the Director to be in an unsafe or unsound condition.

Any rights of the parties that have already vested, however, shall not be affected by such action.

     (f) Any payments made to Participants pursuant to this Plan, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k), 12 C.F.R. Part 359 and 12 C.F.R. Section 545.121 and any rules and regulations promulgated thereunder.

Having been adopted by the West Essex Bank Board of Directors on June 8, 1998, this Plan is executed by a designee of the Board and duly attested, on this 8th day of February, 1999.



ATTEST:                       WEST ESSEX BANK



/s/ Dennis A. Petrello        By: /s/ Leopold W. Montanaro
----------------------------     ----------------------------------
                                  Leopold W. Montanaro
                                  For the Entire Board of Directors